AIG International Dividend Strategy Fund

PORTFOLIO OF INVESTMENTS – June 30, 2021 (unaudited)

Security Description	Shares/Principal Amount	Value (Note 1)
COMMON STOCKS – 83.0%
Australia – 8.7%

BHP Group, Ltd.	27,745	$1,010,614
Rio Tinto, Ltd.	10,471	994,469
Telstra Corp., Ltd.	355,294	1,001,863
Wesfarmers, Ltd.	22,236	985,545

		3,992,491

Canada – 8.3%

BCE, Inc.	17,162	846,332
Manulife Financial Corp.	51,043	1,004,719
Nutrien, Ltd.	18,115	1,097,626
TC Energy Corp.	16,941	838,303

		3,786,980

Cayman Islands – 1.4%

China Resources Land, Ltd.	158,000	639,993

China – 1.4%

Sunac China Holdings, Ltd.†	183,000	628,125

France – 9.2%

AXA SA	38,267	970,347
Danone SA	10,933	769,661
Orange SA	67,956	774,766
Publicis Groupe SA	14,779	945,255
Sanofi	7,075	741,268

		4,201,297

Germany – 7.6%

Allianz SE	3,689	919,901
BASF SE	11,615	915,044
Deutsche Telekom AG	42,248	892,303
Muenchener Rueckversicherungs-Gesellschaft AG	2,787	763,217

		3,490,465

Hong Kong – 1.8%

Sun Hung Kai Properties, Ltd.	55,700	830,015

Italy – 3.4%

Enel SpA	81,385	755,806
Snam SpA	137,552	795,123

		1,550,929

Japan – 13.6%

Bridgestone Corp.	22,500	1,023,786
Canon, Inc.	42,700	965,886
KDDI Corp.	28,200	879,545
Nippon Telegraph & Telephone Corp.	34,800	906,689
ORIX Corp.	57,300	966,820
SoftBank Corp.	63,400	829,487
Takeda Pharmaceutical Co., Ltd.	20,000	669,517

		6,241,730

Netherlands – 1.5%

Koninklijke Ahold Delhaize NV	23,910	710,767

Singapore – 2.3%

DBS Group Holdings, Ltd.	48,600	1,077,390

Sweden – 1.7%

Telia Co., AB	171,945	763,075

Switzerland – 9.1%

Adecco Group AG	13,362	907,793
LafargeHolcim, Ltd.	15,489	929,089
Novartis AG	8,140	741,815
Swisscom AG	1,330	759,261
Zurich Insurance Group AG	2,028	813,611

		4,151,569

Taiwan – 2.6%

Yageo Corp.	61,000	1,215,074

United Kingdom – 10.4%

BAE Systems PLC	122,186	882,284
British American Tobacco PLC	19,717	763,687
National Grid PLC	61,544	783,912
Tesco PLC	203,445	627,438
Unilever PLC	13,953	816,536
Vodafone Group PLC	533,315	895,167

		4,769,024

Total Long-Term Investment Securities (cost $31,809,422)		38,048,924

REPURCHASE AGREEMENTS – 1.3%

Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 06/30/2021, to be repurchased 07/01/2021 in the amount of $587,000 and collateralized by $389,400 of United States Treasury Inflation Indexed Bonds, bearing interest at 1.75% due 01/15/2028 and having an approximate value of $598,839 (cost $587,000)	$587,000	587,000

TOTAL INVESTMENTS – (cost $32,396,422)	84.3%	38,635,924
Other assets less liabilities	15.7	7,177,875

NET ASSETS	100.0%	$45,813,799

†	Non-income producing security

1

Country Allocation*
Japan	13.6%
United Kingdom	10.4
France	9.2
Switzerland	9.1
Australia	8.7
Canada	8.3
Germany	7.6
Italy	3.4
Taiwan	2.6
Singapore	2.3
Hong Kong	1.8
Sweden	1.7
Netherlands	1.5
Cayman Islands	1.4
China	1.4
United States	1.3

84.3%

* Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2021 (see Note 1):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$38,048,924	$–	$–	$38,048,924
Repurchase Agreements	–	587,000	–	587,000

Total Investments at Value	$38,048,924	$587,000	$–	$38,635,924

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

At the beginning of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund. There were no Level 3 investments at the end of the reporting period. There were no Level 3 transfers during the reporting period.

See Notes to Portfolio of Investments

2

AIG Japan Fund

PORTFOLIO OF INVESTMENTS – June 30, 2021 – (unaudited)

Security Description	Shares/Principal Amount	Value (Note 1)
COMMON STOCKS – 0.4%
Retail-Restaurants – 0.4%

Food and Life Cos., Ltd. (cost $67,874)	1,600	$69,058

REPURCHASE AGREEMENTS – 97.9%

Agreement with Fixed Income Clearing Corp., bearing interest at 0.00% dated 06/30/2021, to be repurchased 07/01/2021 in the amount of $16,428,000 and collateralized by $10,896,100 of United States Treasury Inflation Indexed Bonds, bearing interest at 1.75% due 01/15/2028 and having an approximate value of $16,756,578 (cost $16,428,000)	$16,428,000	16,428,000

TOTAL INVESTMENTS (cost $16,495,874)	98.3%	16,497,058
Other assets less liabilities	1.7	288,767

NET ASSETS	100.0%	$16,785,825

1

Country Allocation*
United States	97.9%
Japan	0.4

98.3%

*	Calculated as a percentage of net assets

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2021 (see Note 1):

	Level 1 - Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$69,058	$–	$–	$69,058
Repurchase Agreements	–	16,428,000	–	16,428,000

Total Investments at Value	$69,058	$16,428,000	$–	$16,497,058

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

At the beginning of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund. There were no Level 3 investments at the end of the reporting period. There were no Level 3 transfers during the reporting period.

See Notes to Portfolio of Investments

2

NOTES TO PORTFOLIO OF INVESTMENTS – June 30, 2021–(unaudited)

Note 1. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. generally accepted accounting principles (“GAAP”), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1–Unadjusted quoted prices in active markets for identical securities

Level 2–Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the “Board”) , etc.)

Level 3–Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Funds’ assets and liabilities classified in the fair value hierarchy as of June 30, 2021, is reported on a schedule at the end of the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investment in registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Funds have entered into Master Repurchase Agreements (“Master Agreements”) with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Funds and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Funds’ counterparties to elect early termination could cause the Funds to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of June 30, 2021, the repurchase agreements held by the Funds are subject to master netting agreements. See the Portfolio of Investments for more information about a Fund’s holdings in repurchase agreements.

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Equity Funds’ Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.